COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2

dated November 15, 2018

to the Statement of Additional Information (“SAI”)
dated May 1, 2018

Joseph A. Boateng has been appointed to the Board of Trustees of CREF. Effective December 4, 2018, the total number of Trustees as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of CREF” on page 31 of the SAI is hereby increased from nine to ten.

Effective December 4, 2018, the last sentence of the last paragraph currently appearing in the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of CREF” on page 31 of the SAI is hereby deleted and replaced with, “All of the persons that serve on the respective Boards of Trustees of TCF and TCLF and the Management Committee of VA-1 also serve on, and the same person serves as the Chairman of, the Board.”

Effective December 4, 2018, the following entry is hereby added in the “Disinterested Trustees” chart currently appearing under the section entitled “Management of CREF” beginning on page 33 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Four-year term. Trustee since 2018.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006); Manager, Financial Services Consultant, KPMG Consulting (2000–2002); several positions, Xerox Corporation (1988–2000). Mr. Boateng has particular experience in investments, pensions, and public finance.	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; investment committee member, The Seattle Foundation.

Effective December 4, 2018, the following entry is hereby added to the chart currently appearing under the sub-section entitled “Equity ownership of the Trustees” of the section entitled “Management of CREF” on page 36 of the SAI:

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies
Joseph A. Boateng*	None	None

* As of December 31, 2017

As he was not yet a Trustee, Joseph A. Boateng received no compensation from CREF and the TIAA-CREF Fund Complex during the fiscal year ended December 31, 2017. Joseph A. Boateng will serve as a member of the Investment and Operations Committees. Effective December 4, 2018, Joseph A. Boateng is added to the lists of current members of such Board committees in sections (1)-(3) currently appearing under the sub-section entitled “Board committees” of the section entitled “Management of CREF” on page 38 of the SAI.

A40420 (11/18)